UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

Commission File Number

001-34581

Kraton Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 30, 2019, Kraton Polymers LLC and Kraton Polymers Holdings B.V. (collectively, the “Seller”), each a wholly owned subsidiary of Kraton Corporation (“Kraton” or the “Company”), entered into an Asset and Stock Purchase and Sale Agreement (the “Agreement”) with Daelim Industrial Co., Ltd., a Korean company, and its wholly-owned subsidiary, Daelim USA, Inc. (collectively, the “Purchaser”). Pursuant to the Agreement, the Purchaser will acquire all of the Seller’s and its affiliates’ assets that are primarily used, primarily held for use, or intended to be primarily used in Kraton’s Cariflex™ business (the “Cariflex Business”) for a cash purchase price of $530 million, subject to customary closing adjustments for cash, indebtedness, working capital and other items.

Closing of the transaction is currently expected to occur in the first quarter of 2020, subject to customary regulatory approvals and other closing conditions as set forth in the Agreement. Closing is also subject to a condition that the Seller’s representations and warranties must be true and correct at closing in all material respects, except where the failure of such representations and warranties to be so true and correct would not, individually or the aggregate, result in aggregate losses in an amount equal to 10% of the purchase price under the Agreement or greater. The Agreement is also subject to customary termination rights, which include the right of either party to terminate the Agreement if closing has not occurred on or before June 30, 2020 (although the end date will automatically extend for an additional six months if certain conditions relating to certain consents and internal restructuring have not occurred by the initial end date). In addition, in the event of certain breaches of the Agreement by the other party, the non-breaching party may terminate the Agreement and the breaching party would be obligated to pay a termination fee in an amount equal to 5% of the purchase price under the Agreement.

The foregoing summary of the Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Investors are cautioned that the representations, warranties and covenants included in the Agreement were made by the Seller and the Purchaser referenced therein to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the Agreement, which disclosures are not necessarily reflected in the Agreement. In addition, the representations and warranties may have been included in the Agreement for the purpose of allocating risk between the Seller and the Purchaser referenced therein, rather than to establish matters as facts.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing entry into the Agreement to sell the Cariflex Business is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1

Asset and Stock Purchase and Sale Agreement, dated as of October 30, 2019, by and between Kraton Polymers LLC and Kraton Polymers Holdings B.V., as seller, and Daelim Industrial Co., Ltd. and Daelim USA, Inc., as purchaser.

99.1	Press Release dated October 30, 2019.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-looking Statements

Some of the statements in this Current Report on Form 8-K contain forward-looking statements. This Current Report on Form 8-K includes forward-looking statements that reflect the Company’s beliefs, expectations, and current views with respect to, among other things, its financial condition, financial performance and other future events or circumstances. Forward-looking statements are characterized by the use of words such as “outlook,” “believes,” “target,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “on track,” “anticipate,” the negative of such words or similar terminology, and include, but are not limited to, the Company’s expectations with respect to the benefits resulting from the sale of the Cariflex Business, the use of proceeds resulting from of the sale of the Cariflex Business, the timing for completion of the sale of the Cariflex Business, and the Company’s expectations regarding its ability to drive future growth and create value for all its stakeholders.

All forward-looking statements in this Current Report on Form 8-K are made based on management’s current expectations and assumptions, which involve known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in the Company’s latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in the Company’s other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: not completing, or not completely realizing the anticipated benefits from, the sale of the Cariflex Business; receipt and timing of necessary regulatory approvals; the Company’s reliance on third parties for the provision of significant operating and other services; conditions in, and risk associated with operating in, the global economy and capital markets; fluctuations in raw material costs; natural disasters and weather conditions; limitations in the availability of raw materials; and other factors of which the Company is currently unaware, deems immaterial or are outside the Company’s control. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update such information in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date: October 31, 2019	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel